UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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CenterPoint Energy, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 21, 2011. CENTERPOINT ENERGY, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: February 22, 2011 Date: April 21, 2011 Time: 9:00 AM CDT Location: AUDITORIUM 1111 LOUISIANA STREET HOUSTON, TX 77002 CENTERPOINT ENERGY, INC. C/O INVESTOR SERVICES P.O. BOX 4505 HOUSTON, TX 77210-4505 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M31174-P06135 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT M31175-P06135 How to View Online: Have the information that is printed in the box marked by the arrow J ..XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow J ..XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 7, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including,but not limited to,the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Tovote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow J ..XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. Donald R. Campbell 1b. Milton Carroll 1c. O. Holcombe Crosswell 1d. Michael P. Johnson 1e. Janiece M. Longoria 1f. David M. McClanahan 1g. Susan O. Rheney 1h. R. A. Walker 1i. Peter S. Wareing 1j. Sherman M. Wolff 2. Ratify the appointment of Deloitte & Touche LLP as independent auditors for 2011; 3. Approve the advisory resolution on executive compensation; The Board of Directors recommends you vote 1 year on the following proposal: 4. Advisory vote on the frequency of future advisory shareholder votes on executive compensation; The Board of Directors recommends you vote FOR the following proposals: 5. Approve the material terms of the performance goals of the Short Term Incentive Plan; 6. Approve the amendment to the Stock Plan for Outside Directors; NOTE: Such other business as may properly come before the meeting or any adjournment thereof.